Filed pursuant to Rule 497(e)
Registration Nos. 333-215588; 811-232226

RiverNorth Volition America Patriot ETF (the “Fund”)
A series of Listed Funds Trust (the “Trust”)

Supplement to Prospectus, Summary Prospectus and
Statement of Additional Information (“SAI”)
dated December 29, 2021

Effective March 28, 2022, the Trust’s Board of Trustees approved a change to the name of the Fund to RiverNorth Patriot ETF. There will be no change to the Fund’s investment objective, investment strategies or other policies as a result of the change to the Fund’s name.

All references to “RiverNorth Volition America Patriot ETF” are hereby replaced with “RiverNorth Patriot ETF” in the Prospectus and SAI.

Please retain this Supplement for reference.